Statements of Operations and Comprehensive loss (USD $)	12 Months Ended		93 Months Ended
	Nov. 30, 2012	Nov. 30, 2011	Nov. 30, 2012
EXPENSES:
Research and Product Development cost (recovery)	$ (215,143)	$ 195,949	$ 7,473,781
Amortization	20,585	10,786	60,944
General and administration	2,056,996	624,545	11,806,237
TOTAL OPERATING EXPENSES	1,862,438	831,280	19,340,962
LOSS FROM OPERATIONS	(1,862,438)	(831,280)	(19,340,962)
Other expense-Interest	(157,500)	(70,278)	(227,778)
Other Income-Interest	0	0	272,594
LOSS BEFORE INCOME TAXES	(2,019,938)	(901,558)	(19,296,146)
Income taxes	0	0	0
NET LOSS AND COMPREHENSIVE LOSS	$ (2,019,938)	$ (901,558)	$ (19,296,146)
Loss per share - basic and diluted	$ (0.07)	$ (0.03)
Weighted average common shares outstanding	27,956,359	26,114,899